Insight Q1 2020 Results, Page 1	May 7, 2020

Exhibit 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT

Insight Enterprises, Inc. Reports FIRST QUARTER

2020 Results

TEMPE, AZ – May 7, 2020 – Insight Enterprises, Inc. (Nasdaq: NSIT) (the “Company”) today reported financial results for the quarter ended March 31, 2020.  Highlights include:

•	Cash flow from operations of $93.1 million, decreased $28.8 million year over year
•	Net sales increased 27% year over year to $2.14 billion
•	Gross profit increased 31% year over year to $325.3 million
•	Earnings from operations decreased 7% to $52.9 million
•	Adjusted earnings from operations increased 9% to $66.6 million
•	Diluted earnings per share of $0.95 decreased 13% year to year
•	Adjusted diluted earnings per share of $1.30 increased 11% year over year

In the first quarter of 2020, cash flow from operations were strong at $93.1 million.  Net sales increased 27%, year over year, primarily as a result of our acquisition of PCM, Inc. (“PCM”) on August 30, 2019.  Gross profit increased 31%, year over year and gross margin increased 50 basis points compared to the first quarter of 2019.  The increase in gross profit and gross margin reflects higher margins on hardware net sales and an increase in higher margin Insight delivered services.  Earnings from operations declined 7%, year to year, primarily as a result of increased amortization of intangible assets from the PCM acquisition, acquisition and integration related expenses, increased teammate benefits and variable compensation, and severance and restructuring expenses.

“As global responses to COVID-19 progressed throughout the first quarter, our priority was to safeguard our teammates and core operating facilities and successfully deploy our more than 10,000 teammates across the globe to work-from-home,” stated Ken Lamneck, President and Chief Executive Officer.  “At the same time, we focused on supporting our clients as they navigated the rapidly changing business environment,” stated Lamneck.

KEY HIGHLIGHTS

•	We supported clients with their responses to the coronavirus strain COVID-19 (“COVID-19”) global pandemic, including government entities, healthcare institutions, schools and mid-market clients, by:
•	Taking necessary precautions to keep our warehouses open and operating; and
•	Providing devices and connectivity to enable mobile COVID-19 checkpoints and testing stations and to help facilitate clients moving to a remote workforce and remote learning.
•

We believe we have a strong balance sheet and sufficient liquidity, including amounts available under our ABL facility with current capacity of up to $1.2 billion, of which $460.1 million was outstanding at March 31, 2020.

•	Cash flow from operations for the first quarter of 2020 of $93.1 million decreased 24% year to year when compared to the first quarter of 2019.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 2	May 7, 2020

•	Consolidated net sales for the first quarter of 2020 of $2.14 billion increased 27% year over year when compared to the first quarter of 2019.
•	Net sales in North America increased 35% year over year to $1.67 billion;
•	Net sales in EMEA increased 7% year over year to $418.9 million; and
•	Net sales in APAC decreased 4% year to year to $50.8 million.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales increased 28% year over year, with growth in net sales in North America, EMEA and APAC of 35%, 10% and 3%, respectively, year over year.

•	Consolidated gross profit increased 31% compared to the first quarter of 2019 to $325.3 million, with consolidated gross margin expanding 50 basis points to 15.2% of net sales.
•	Gross profit in North America increased 41% year over year to $256.9 million (15.3% gross margin);
•	Gross profit in EMEA increased 3% year over year to $58.8 million (14.0% gross margin); and
•	Gross profit in APAC increased 8% year over year to $9.6 million (19.0% gross margin).
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit increased 32% year over year, with gross profit growth in North America, EMEA and APAC of 41%, 6% and 16%, respectively, year over year.

•	Consolidated earnings from operations decreased 7% compared to the first quarter of 2019 to $52.9 million, or 2.5% of net sales.
•	Earnings from operations in North America decreased 7% year to year to $42.3 million, or 2.5% of net sales;
•	Earnings from operations in EMEA decreased 16% year to year to $8.3 million, or 2.0% of net sales; and
•	Earnings from operations in APAC increased 23% year over year to $2.2 million, or 4.3% of net sales.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations decreased 7% year to year, with decreased earnings from operations in North America and EMEA of 6% and 14%, respectively, year to year, partially offset by an increase in APAC of 29%, year over year.

•	Adjusted earnings from operations increased 9% compared to the first quarter of 2019 to $66.6 million, or 3.1% of net sales.
•	Adjusted earnings from operations in North America increased 12% year over year to $55.2 million, or 3.3% of net sales;
•	Adjusted earnings from operations in EMEA decreased 9% year to year to $9.0 million, or 2.2% of net sales; and
•	Adjusted earnings from operations in APAC increased 15% year over year to $2.3 million, or 4.6% of net sales.
•	Consolidated net earnings and diluted earnings per share for the first quarter of 2020 were $34.0 million and $0.95, respectively, at an effective tax rate of 20.3%.
•	Adjusted consolidated net earnings and Adjusted diluted earnings per share for the first quarter of 2020 were $46.4 million and $1.30, respectively.

In discussing financial results for the three months ended March 31, 2020 and 2019 in this press release, the Company refers to certain financial measures that are adjusted from the financial results prepared in accordance with United States generally accepted accounting principles (“GAAP”).  When referring to non-GAAP measures, the Company refers to such measures as “Adjusted.”  See “Use of Non-GAAP Financial Measures” for additional information.  A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.

In some instances the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates.  In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 3	May 7, 2020

The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

guidance AND ANTICIPATED COVID-19 IMPACT

The Company is withdrawing its 2020 financial guidance for net sales and Adjusted diluted earnings per share due to the high level of economic uncertainty and disruption caused by COVID-19. We observed a limited impact of COVID-19 on our first quarter financial results; however, we anticipate demand for our products and services will decrease significantly in the short term as business and consumer activity declines globally.  The ultimate extent of the impact of the COVID-19 pandemic on our business operations, financial performance and results of operation, including our ability to execute our business strategies and initiatives in the expected time frame, is currently unknown and will depend on future developments, which are highly uncertain, continuously evolving and cannot be predicted.  This includes, but is not limited to, the duration and spread of the COVID-19 pandemic, its severity, the actions to contain the virus or treat its impact, such as related restrictions on travel and transportation, and how quickly and to what extent normal economic and operating conditions can resume.

Conference Call and Webcast

The Company will host a conference call and live web cast today at 9:00 a.m. ET to discuss first quarter 2020 results of operations.  A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the web cast will be available on the Company’s web site for a limited time following the call.  To listen to the live web cast by telephone, call 1-866-324-3683 if located in the U.S., 509-844-0959 for international callers, and enter the access code 8576576.

Use of NON-GAAP Financial Measures

The non-GAAP financial measures are referred to as “Adjusted”.  Adjusted consolidated earnings from operations, Adjusted consolidated net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) certain acquisition and integration related expenses, (iii) amortization of intangible assets, and (iv) the tax effects of each of these items, as applicable. Adjusted consolidated net earnings and Adjusted diluted earnings per share also exclude amortization of debt discount and issuance costs associated with the issuance of the Company’s convertible senior notes due 2025. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments.  Adjusted free cash flow is the Company’s net cash provided by operating activities adjusted for (i) purchases of property and equipment and (ii) the net borrowings or repayments under the inventory financing facilities.  Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, (ii) certain acquisition and integration related expenses, (iii) impairment of construction in progress, and (iv) the tax effects of each of these items, as applicable.

These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors.  The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods.  These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 4	May 7, 2020

Financial Summary Table

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2020	2019	change
Insight Enterprises, Inc.
Net sales:
Products	$1,848,316	$1,466,672	26%
Services	$295,735	$218,794	35%
Total net sales	$2,144,051	$1,685,466	27%
Gross profit	$325,336	$248,472	31%
Gross margin	15.2%	14.7%	50 bps
Selling and administrative expenses	$268,863	$191,063	41%
Severance and restructuring expenses	$2,144	$370	> 100%
Acquisition and integration related expenses	$1,466	$—	100%
Earnings from operations	$52,863	$57,039	(7%)
Net earnings	$33,961	$39,327	(14%)
Diluted earnings per share	$0.95	$1.09	(13%)

North America
Net sales:
Products	$1,433,649	$1,070,416	34%
Services	$240,732	$172,025	40%
Total net sales	$1,674,381	$1,242,441	35%
Gross profit	$256,928	$182,607	41%
Gross margin	15.3%	14.7%	60 bps
Selling and administrative expenses	$211,203	$136,950	54%
Severance and restructuring expenses	$2,122	$331	> 100%
Acquisition and integration related expenses	$1,262	$—	100%
Earnings from operations	$42,341	$45,326	(7%)

Sales Mix			**
Hardware	68%	60%	51%
Software	18%	26%	(5%)
Services	14%	14%	40%
	100%	100%	35%

EMEA
Net sales:
Products	$376,051	$354,673	6%
Services	$42,835	$35,502	21%
Total net sales	$418,886	$390,175	7%
Gross profit	$58,774	$56,983	3%
Gross margin	14.0%	14.6%	(60 bps)
Selling and administrative expenses	$50,244	$47,145	7%
Severance and restructuring expenses	$6	$(85)	> (100%)
Acquisition and integration related expenses	$204	$—	100%
Earnings from operations	$8,320	$9,923	(16%)

Sales Mix			**
Hardware	42%	44%	2%
Software	48%	47%	10%
Services	10%	9%	21%
	100%	100%	7%

**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 5	May 7, 2020

Financial Summary Table (continued)

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2020	2019	change
APAC
Net sales:
Products	$38,616	$41,583	(7%)
Services	$12,168	$11,267	8%
Total net sales	$50,784	$52,850	(4%)
Gross profit	$9,634	$8,882	8%
Gross margin	19.0%	16.8%	220 bps
Selling and administrative expenses	$7,416	$6,968	6%
Severance and restructuring expenses	$16	$124	(87%)
Earnings from operations	$2,202	$1,790	23%

Sales Mix			**
Hardware	15%	12%	19%
Software	61%	67%	(12%)
Services	24%	21%	8%
	100%	100%	(4%)

**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 6	May 7, 2020

Forward-Looking Information

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements, including those related to our future responses to and the potential impact of coronavirus strain COVID-19 (“COVID-19”) on our Company, the Company’s anticipated effective tax rate, capital expenditures, expected average share count, the Company’s expectations regarding cash flow, the Company’s expectations about future benefits relating to the PCM integration, including expected synergies, future trends in the IT market, including due to COVID-19, our business strategy and our strategic initiatives, and the completion of the sale of certain real estate, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements.  Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on form 10-Q for the quarter ended March 31, 2020:

•	the widespread outbreak of an illness or communicable disease, such as COVID-19, which could result in significant disruptions of global supply chains and demand for our products and services;
•	actions of our competitors, including manufacturers and publishers of products we sell;
•

our reliance on our partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can change significantly in the amounts made available and in the requirements year over year;

•	changes in the IT industry and/or rapid changes in technology;
•	risks associated with the integration and operation of acquired businesses, including PCM and the achievement of expected benefits;
•	possible significant fluctuations in our future operating results as well as seasonality and variability in customer demands;
•	the risks associated with our international operations;
•	general economic conditions, economic uncertainties and changes in geopolitical conditions;
•	increased debt and interest expense and decreased availability of funds under our financing facilities;
•	cyberattacks or breaches of data privacy and security regulations;
•	disruptions in our IT systems and voice and data networks;
•	failure to comply with the terms and conditions of our commercial and public sector contracts;
•	legal proceedings, including PCM related litigation, client audits and failure to comply with laws and regulations;
•	accounts receivable risks, including increased credit loss experience or extended payment terms with our clients;
•	our reliance on independent shipping companies;
•	our dependence on certain key personnel;
•	natural disasters or other adverse occurrences;
•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations;
•	intellectual property infringement claims and challenges to our registered trademarks and trade names;
•	our substantial indebtedness;
•	the conditional conversion feature of the convertible notes, which if triggered, may adversely affect the Company’s financial condition and operating results;
•	the accounting method for convertible debt securities that may be settled in cash, such as the convertible notes, could have a material effect on the Company’s reported financial results;
•	future sales of the Company’s common stock or equity-linked securities in the public market could lower the market price for our common stock;
•	the Company is subject to counterparty risk with respect to the convertible note hedge transactions; and
•	risks associated with the discontinuation of LIBOR as a benchmark rate.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission.  Any forward-looking statements in this release, the related conference call and webcast speak only as of the date on which they are made and should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be required by law, does not

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 7	May 7, 2020

intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

Contacts:	Glynis Bryan	Helen Johnson
	Chief Financial Officer	Senior VP, Finance
	Tel. 480.333.3390	Tel. 480.333.3234
	Email glynis.bryan@insight.com	Email helen.johnson@insight.com

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 8	May 7, 2020

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2020	2019
Net sales:
Products	$1,848,316	$1,466,672
Services	295,735	218,794
Total net sales	2,144,051	1,685,466
Costs of goods sold:
Products	1,670,238	1,337,308
Services	148,477	99,686
Total costs of goods sold	1,818,715	1,436,994
Gross profit	325,336	248,472
Operating expenses:
Selling and administrative expenses	268,863	191,063
Severance and restructuring expenses, net	2,144	370
Acquisition and integration related expenses	1,466	—
Earnings from operations	52,863	57,039
Non-operating (income) expense:
Interest expense, net	11,826	4,552
Other (income) expense, net	(1,563)	1,050
Earnings before income taxes	42,600	51,437
Income tax expense	8,639	12,110
Net earnings	$33,961	$39,327

Net earnings per share:
Basic	$0.96	$1.10
Diluted	$0.95	$1.09

Shares used in per share calculations:
Basic	35,233	35,609
Diluted	35,646	36,103

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 9	May 7, 2020

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	March 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$62,660	$114,668
Accounts receivable, net	2,464,377	2,511,383
Inventories	236,414	190,833
Other current assets	202,706	231,148
Total current assets	2,966,157	3,048,032

Property and equipment, net	128,689	130,907
Goodwill	413,665	415,149
Intangible assets, net	271,533	278,584
Other assets	276,974	305,507
	$4,057,018	$4,178,179

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$1,283,801	$1,275,957
Accounts payable – inventory financing facilities	252,912	253,676
Accrued expenses and other current liabilities	358,182	352,204
Current portion of long-term debt	1,700	1,691
Total current liabilities	1,896,595	1,883,528

Long-term debt	749,547	857,673
Deferred income taxes	44,489	44,633
Other liabilities	215,818	232,027
	2,906,449	3,017,861
Stockholders’ equity:
Preferred stock	—	—
Common stock	350	353
Additional paid-in capital	351,648	357,032
Retained earnings	854,566	841,097
Accumulated other comprehensive loss – foreign currency translation adjustments	(55,995)	(38,164)
Total stockholders’ equity	1,150,569	1,160,318
	$4,057,018	$4,178,179

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 10	May 7, 2020

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2020	2019
Cash flows from operating activities:
Net earnings	$33,961	$39,327
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	17,397	8,867
Provision for losses on accounts receivable	3,136	1,413
Non-cash stock-based compensation	4,409	4,115
Deferred income taxes	(509)	547
Other adjustments	5,262	1,408
Changes in assets and liabilities:
Decrease in accounts receivable	22,648	210,691
Increase in inventories	(48,332)	(39,658)
Decrease (increase) in other assets	57,241	(107,314)
Increase (decrease) in accounts payable	23,277	(82,246)
(Decrease) increase in accrued expenses and other liabilities	(25,364)	84,763
Net cash provided by operating activities	93,126	121,913
Cash flows from investing activities:
Proceeds from sale of assets held for sale	14,218	—
Purchases of property and equipment	(7,382)	(5,352)
Acquisitions, net of cash and cash equivalents acquired	(6,406)	(762)
Net cash provided by (used in) investing activities	430	(6,114)
Cash flows from financing activities:
Borrowings on senior revolving credit facility	—	49,936
Repayments on senior revolving credit facility	—	(49,936)
Borrowings on ABL revolving credit facility	678,197	—
Repayments on ABL revolving credit facility	(788,443)	—
Borrowings on accounts receivable securitization financing facility	—	1,010,500
Repayments on accounts receivable securitization financing facility	—	(1,092,500)
Net repayments under inventory financing facilities	(764)	(43,970)
Repurchases of treasury stock	(25,000)	—
Other payments	(5,756)	(6,670)
Net cash used in financing activities	(141,766)	(132,640)
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(3,615)	(986)
Decrease in cash, cash equivalents and restricted cash	(51,825)	(17,827)
Cash, cash equivalents and restricted cash at beginning of period	116,297	144,293
Cash, cash equivalents and restricted cash at end of period	$64,472	$126,466

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 11	May 7, 2020

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2020	2019
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$52,863	$57,039
Severance and restructuring expenses	2,144	370
Acquisition and integration related expenses	1,466	—
Amortization of intangible assets	10,108	3,651
Adjusted non-GAAP consolidated EFO	$66,581	$61,060

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$33,961	$39,327
Severance and restructuring expenses	2,144	370
Acquisition and integration related expenses	1,466	—
Amortization of intangible assets	10,108	3,651
Amortization of debt discount and issuance costs	2,831	—
Income taxes on non-GAAP adjustments	(4,160)	(1,048)
Adjusted non-GAAP consolidated net earnings	$46,350	$42,300

Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$0.95	$1.09
Severance and restructuring expenses	0.06	0.01
Acquisition and integration related expenses	0.04	—
Amortization of intangible assets	0.28	0.10
Amortization of debt discount and issuance costs	0.08	—
Income taxes on non-GAAP adjustments	(0.11)	(0.03)
Adjusted non-GAAP diluted EPS	$1.30	$1.17

Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$42,341	$45,326
Severance and restructuring expenses	2,122	331
Acquisition and integration related expenses	1,262	—
Amortization of intangible assets	9,493	3,464
Adjusted non-GAAP EFO from North America segment	$55,218	$49,121

Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$8,320	$9,923
Severance and restructuring expenses	6	(85)
Acquisition and integration related expenses	204	-
Amortization of intangible assets	506	69
Adjusted non-GAAP EFO from EMEA segment	$9,036	$9,907

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2020 Results, Page 12	May 7, 2020

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to NON-GAAP Financial Measures (Continued)

(In thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2020	2019
Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$2,202	$1,790
Severance and restructuring expenses	16	124
Amortization of intangible assets	109	118
Adjusted non-GAAP EFO from APAC segment	$2,327	$2,032

	Three Months Ended March 31,
	2020	2019
Adjusted free cash flow:
Net cash provided by operating activities	$93,126	$121,913
Purchases of property and equipment	(7,382)	(5,352)
Net repayments under inventory financing facilities	(764)	(43,970)
Adjusted non-GAAP free cash flow	$84,980	$72,591

	Twelve Months Ended March 31,
	2020	2019
Adjusted return on invested capital:
GAAP consolidated EFO	$236,418	$240,082
Severance and restructuring expenses	7,199	2,151
Acquisition and integration related expenses	12,808	282
Impairment of construction in progress	1,501	—
Adjusted non-GAAP consolidated EFO *	257,926	242,515
Income tax expense**	67,061	66,692
Adjusted non-GAAP consolidated EFO, net of tax	$190,865	$175,823
Average stockholders’ equity***	$1,103,865	$948,764
Average debt***	522,016	200,748
Average cash***	(110,957)	(145,380)
Invested Capital	$1,514,924	$1,004,132

Adjusted non-GAAP ROIC (from GAAP consolidated EFO) ****	11.55%	17.33%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO) *****	12.60%	17.51%

*

The adjusted non-GAAP consolidated EFO amount used for the Adjusted non-GAAP ROIC calculation does not exclude amortization of intangible assets.  This calculation remains consistent with the metric utilized in management’s compensation plan.

**	Assumed tax rate of 26.0% and 27.5% for 2020 and 2019, respectively.
***	Average of previous five quarters.
****	Computed as GAAP consolidated EFO, net of tax of $61,469 and $66,023 for the twelve months ended March 31, 2020 and 2019, respectively, divided by invested capital.
*****	Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958